UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2014

ALERE INC.

(Exact name of registrant as specified in charter)

Delaware	1-16789	04-3565120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453

(Address of Principal Executive Offices) (Zip Code)

(781) 647-3900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

On August 25, 2014, Alere Inc. (the “Company”) filed a Fifth Amendment (the “Fifth Amendment”) to the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware. The Fifth Amendment, which was described in the Company’s definitive Proxy Statement dated as of July 17, 2014 and approved by the stockholders of the Company at the Company’s 2014 Annual Meeting, became effective immediately upon filing. Upon the filing of the Fifth Amendment, an amendment and restatement of the Company’s Amended and Restated By-laws (the “By-laws”) also became effective.

The Fifth Amendment amends the Company’s Certificate of Incorporation to permit stockholders holding in the aggregate not less than twenty five percent (25%) of the total voting power of the shares of stock of the Company, as calculated in accordance with the By-laws of the Company, to call a special meeting of the stockholders of the Company. Previously, only the Board of Directors had the power to call a special meeting of the stockholders of the Company. The Fifth Amendment also generally provides that any vacancy in the Board of Directors of the Company occurring as a result of the removal of a director by the stockholders without cause shall be filled by the stockholders, and that any director appointed or elected to fill vacancies in accordance with the terms of the Certificate of Incorporation shall hold office for a term expiring at the next annual meeting of stockholders (or special meeting in lieu thereof) and until such director’s successor shall have been duly elected and qualified or until his or her earlier death, resignation, disqualification or removal.

Sections 2 and 3 of Article I of the By-laws have been amended to set forth procedural requirements with which stockholders must comply in order for the Secretary of the Company to call a special meeting at their request. Sections 2 and 3 contains details of the percentage of voting power calculation and various informational requirements, timing and other mechanisms that are intended to minimize the risk of potential abuse, cost and distraction that would result from multiple stockholder meetings being held in a short time period, or from multiple meetings being held to consider matters that have been substantially addressed in the recent past, that are slated to be substantially addressed in the near future or that are not properly within the scope of matters that may be acted on by stockholders. Among other procedural requirements, the amendments to the Company’s By-laws measure share ownership on a “net long” basis and require that stockholders have held the “net long” shares constituting at least twenty-five percent (25%) of the total voting power of the Company’s outstanding common stock for at least one (1) year prior to the date of the special meeting request. Generally, a stockholder’s “net long” shares are defined to exclude shares as to which the stockholder does not have the right to vote or direct the vote or as to which the stockholder has entered into any derivative or similar arrangement that hedges or transfers the economic consequences of ownership of such shares. A stockholder’s “net long” shares will be determined in good faith by the Company’s Board of Directors. As amended, the By-laws require that each stockholder participating in a request for a special meeting of stockholders must sign the request and must provide the Company with detailed information about, among other things, the stockholder’s “net long” position in the Company’s common stock.

The description of the Fifth Amendment and the amendments to the By-laws contained herein is qualified in its entirety by reference to the Fifth Amendment and the amended and restated By-laws, which are attached as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2014 Annual Meeting of Stockholders (“2014 Annual Meeting”) on August 21, 2014. Set forth below are the final voting results from the 2014 Annual Meeting. Eight directors were elected, and each other matter submitted to stockholders was approved.

1. Election of Directors. Each of the following eight director nominees were elected as directors for terms expiring at the Company’s next Annual Meeting of Stockholders, or until his or her successor has been duly elected or appointed, by a majority of votes properly cast at the 2014 Annual Meeting: Gregg J. Powers, Regina Benjamin, Hakan Bjorklund, John F. Levy, Stephen P. MacMillan, Brian A. Markison, Thomas McKillop and John A. Quelch.

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Gregg J. Powers	65,484,339	3,082,969	63,780	6,571,967
Regina Benjamin	68,318,438	248,439	64,211	6,571,967
Hakan Bjorklund	65,070,108	3,496,394	64,586	6,571,967
John F. Levy	64,297,168	4,266,395	67,525	6,571,967
Stephen P. MacMillan	65,481,946	3,083,319	65,823	6,571,967
Brian A. Markison	64,605,891	3,960,782	64,415	6,571,967
Thomas McKillop	65,385,622	3,180,020	65,446	6,571,967
John A. Quelch	65,880,945	2,666,619	83,524	6,571,967

2. Approval of increase to the number of shares of common stock available for issuance under the Alere Inc. 2010 Stock Option and Incentive Plan by 2,000,000, from 7,153,663 to 9,153,663.

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,630,483	13,398,402	174,170	0

3. Approval of an increase to the number of shares of common stock available for issuance under the Alere Inc. 2001 Employee Stock Purchase Plan by 1,000,000, from 4,000,000 to 5,000,000.

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,309,841	8,249,488	71,759	6,571,967

4. Approval of an amendment to Alere Inc.’s Amended and Restated Certificate of Incorporation, as amended, to permit stockholders holding 25% or more of Alere Inc.’s outstanding common stock to call a special meeting of stockholders.

Votes For	Votes Against	Abstentions	Broker Non-Votes
68,448,544	99,427	83,117	6,571,967

5. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2014.

Votes For	Votes Against	Abstentions	Broker Non-Votes
74,853,846	247,867	101,342	0

6. Advisory vote on executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
67,567,898	428,506	634,684	6,571,967

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Fifth Amendment to the Amended and Restated Certificate of Incorporation of Alere Inc.

3.2	Amended and Restated By-laws of Alere Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALERE INC.

Date: August 26, 2014	By:	/s/ Jay McNamara
Jay McNamara
Senior Counsel, Corporate & Finance

EXHIBIT INDEX

Exhibit No.	Description

3.1	Fifth Amendment to the Amended and Restated Certificate of Incorporation of Alere Inc.

3.2	Amended and Restated By-laws of Alere Inc.